Exhibit 99.1


    Pier 1 Imports, Inc. Reports Second Quarter Financial Results


    FORT WORTH, Texas--(BUSINESS WIRE)--Sept. 20, 2007--Pier 1 Imports, Inc. (NYSE:PIR) today announced a net loss from continuing operations of $43.4 million or $0.49 per share for the second quarter ended September 1, 2007 versus a net loss of $73.1 million or $0.84 per share for the year ago period. Total sales declined 7.0% for the second fiscal quarter to $344.6 million from $370.7 million in the year-ago quarter. Comparable store sales, which exclude Pier 1 Kids, clearance stores and e-commerce, declined 3.6% for the quarter.

    Merchandise Margin and Gross Profit

    Merchandise margins in the second quarter were 47% of sales. Historically, the second quarter has the lowest merchandise margins of the year as a result of the semi-annual clearance event in June and July. In addition, margins for the quarter were further reduced by an estimated 200 basis points as a result of the aggressive liquidation of Pier 1 Kids, e-commerce, clearance and the remaining modern craftsman merchandise. During the month of August, when the Company had no unusual promotional discounting activities, merchandise margins were approximately 52% excluding Pier 1 Kids, e-commerce and clearance stores and were comparable to last year. Store occupancy expense for the second quarter decreased $2.5 million from the year ago period.

    Selling, General and Administrative Expenses

    Selling, general and administrative expenses for the second quarter were $35.6 million less than the year ago period, and were 34.1% of sales compared to 41.3% of sales last year. The primary contributors to the decrease in on-going costs were savings of approximately $14.0 million in marketing expense, $13.9 million in payroll, and $4.8 million in other general administrative costs when compared to the same period last year.

    During the second quarter, selling, general and administrative expenses also included $7.4 million in special charges compared to $10.3 million reported in the same period last year, a decrease of $2.9 million. The following table shows these charges in each of the periods presented. Excluding the impact of these charges, adjusted selling, general and administrative expenses for the second quarter declined $32.7 million from the year ago period and for the year declined $52.5 million when compared to the first six months of fiscal 2007.




Reconciled Selling, General and Administrative Expenses

($millions)                   2nd Qtr 2nd Qtr  YTD    YTD      YTD
                                FY08    FY07   FY08   FY07   (Savings)
                              ------- ------- ------ ------ ----------
SG&A Expense, less:            $117.5  $153.1 $249.6 $300.7    ($51.1)
Lease Termination Charges         3.6     1.5    4.8    2.0        2.8
Impairment Charges                2.0     3.1    4.2    5.1      (0.9)
Litigation Settlements              -     4.6      -    4.6      (4.6)
Pier 1 Kids Relocation              -     0.7      -    0.7      (0.7)
Severance / Outplacement Costs    1.8     0.4    5.3    0.5        4.8
                              ------- ------- ------ ------ ----------
Adjusted SG&A Expense          $110.1  $142.8 $235.3 $287.8    ($52.5)
                              ======= ======= ====== ====== ==========


    As the Company continues to improve efficiency and simplify all aspects of the organizational structure, management expects to realize additional savings throughout the balance of this year, and estimates the savings to be at least $100 million for the year. On an annualized basis, the on-going savings are estimated to be $150 million, as previously announced.

    Return to Profitability and Beyond

    Alex W. Smith, the Company's President and Chief Executive Officer, said, "I am delighted that our strenuous efforts to simplify our business and drive out costs are already significantly improving our bottom line. We know that if we continue to focus on execution of our six business priorities, we will be able to reverse five years of deteriorating trends and return to profitability and beyond.

    "As we head into the very important holiday selling season, our energies are concentrated on generating sales with sustainable, normalized margins. I look forward to updating you in more detail on our conference call later today."

    Conference Call Information

    The Company will host a conference call to discuss the 2008 second quarter results at 10:00 a.m. Central Time today. A web cast is available on the Company's website at www.pier1.com linking through to the "Investor Relations" page and the "Events" page, or you can dial into the conference at 1-800-498-7872 or if international dial 1-706-643-0435 and the conference ID number is 17087229. The teleconference will be held in a "listen-only" mode for all participants other than the Company's current sell-side analysts and buy-side investors.

    The replay will be available at about 12:00 p.m. (Central) for 24 hours and replay access can be dialed at 1-800-642-1687 or if international dial 1-706-645-9291 and reference the conference ID number 17087229.

    Financial Disclosure Advisory

    This release references non-GAAP selling, general and administrative expense information that excludes 1) lease termination charges, 2) impairment charges, 3) charges for litigation settlements,
4) the relocation of Pier 1 Kids, and 5) severance and outplacement costs.

    The Company believes that the non-GAAP financial measures allow management and investors to understand and compare the Company's operating results in a more consistent manner for the second quarter and first half of fiscal 2008. These non-GAAP measures should be considered supplemental and not a substitute for the Company's financial results that are recorded in accordance with generally accepted accounting principles for the periods presented.

    Management's expectations and assumptions regarding future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements included in this press release. Any forward-looking projections or statements should be considered in conjunction with the cautionary statements and risks contained in the Company's annual report filed on Form 10-K. Refer to the Company's most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company's operations and performance. The Company assumes no obligation to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized.

    Pier 1 Imports, Inc. is the original global importer and is North America's largest specialty retailer of imported decorative home furnishings and gifts. Information about the Company is available on www.pier1.com.




                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands except per share amounts)
                             (unaudited)

                               Three Months Ended   Six Months Ended
                               September  August   September  August
                                   1,       26,        1,       26,
                                 2007      2006      2007      2006
                               --------- --------- --------- ---------

Net sales                      $344,566  $370,698  $700,941  $746,790

Operating costs and expenses:
   Cost of sales (including
    buying and store occupancy
    costs)                      257,042   265,201   526,239   514,041
   Selling, general and
    administrative expenses     117,457   153,145   249,581   300,728
   Depreciation and
    amortization                 10,444    13,604    21,002    27,228
                               --------- --------- --------- ---------
                                384,943   431,950   796,822   841,997
                               --------- --------- --------- ---------

        Operating loss          (40,377)  (61,252)  (95,881)  (95,207)

Nonoperating (income) and
 expenses:
   Interest and investment
    income                       (2,438)   (2,795)   (5,370)   (5,708)
   Interest expense               4,000     3,444     7,957     6,895
   Other income                    (405)        -      (653)        -
                               --------- --------- --------- ---------
                                  1,157       649     1,934     1,187
                               --------- --------- --------- ---------

Loss from continuing operations
 before income taxes            (41,534)  (61,901)  (97,815)  (96,394)
Income tax expense (benefit)      1,875    11,158     1,972      (570)
                               --------- --------- --------- ---------
        Loss from continuing
         operations             (43,409)  (73,059)  (99,787)  (95,824)

Discontinued operations:
    Loss from discontinued
     operations                       -         -         -      (638)
    Income tax benefit                -         -         -      (231)
                               --------- --------- --------- ---------
        Loss from discontinued
         operations                   -         -         -      (407)

Net loss                       ($43,409) ($73,059) ($99,787) ($96,231)
                               ========= ========= ========= =========

Loss per share from continuing
 operations:
        Basic and diluted        ($0.49)   ($0.84)   ($1.14)   ($1.09)
                               ========= ========= ========= =========

Loss per share from
 discontinued operations:
        Basic and diluted             -         -         -    ($0.01)
                               ========= ========= ========= =========

Loss per share:
        Basic and diluted        ($0.49)   ($0.84)   ($1.14)   ($1.10)
                               ========= ========= ========= =========

Average shares outstanding
 during period:
        Basic and diluted        88,000    87,307    87,898    87,201
                               ========= ========= ========= =========





                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                     CONSOLIDATED BALANCE SHEETS
               (in thousands except per share amounts)
                             (unaudited)


                                   September 1,  March 3,  August 26,
                                       2007        2007       2006
                                   ------------- --------- -----------

ASSETS

Current assets:
   Cash and cash equivalents,
    including temporary investments
    of $112,468, $160,721 and
    $140,708, respectively             $121,872  $167,178    $150,253
   Beneficial interest in
    securitized receivables                   -         -      44,928
   Other accounts receivable, net        20,533    21,437      16,246
   Inventories                          374,468   360,063     404,117
   Income tax receivable                 15,143    34,966      43,344
   Prepaid expenses and other
    current assets                       47,318    50,324      78,115
                                   ------------- --------- -----------
      Total current assets              579,334   633,968     737,003

Properties, net                         212,623   239,548     282,938
Other noncurrent assets                  46,524    42,954      41,165
                                   ------------- --------- -----------
                                       $838,481  $916,470  $1,061,106
                                   ============= ========= ===========

LIABILITIES AND SHAREHOLDERS'
 EQUITY

Current liabilities:
    Accounts payable                   $125,253   $95,609    $125,404
    Gift cards and other deferred
     revenue                             64,318    66,130      63,482
    Accrued income taxes payable          3,120     3,305       2,106
    Other accrued liabilities           102,321   119,541     129,631
                                   ------------- --------- -----------
      Total current liabilities         295,012   284,585     320,623

Long-term debt                          184,000   184,000     184,000
Other noncurrent liabilities             97,321    86,768      75,950

Shareholders' equity:
   Common stock, $1.00 par,
    500,000,000 shares authorized,
    100,779,000 issued                  100,779   100,779     100,779
   Paid-in capital                      125,663   130,416     127,276
   Retained earnings                    232,318   337,178     468,515
   Cumulative other comprehensive
    income (loss)                         3,012     2,408      (2,473)
   Less -- 12,359,000, 12,981,000
    and 13,223,000 common shares in
    treasury, at cost, respectively    (199,624) (209,664)   (213,564)
                                        262,148   361,117     480,533
                                   ------------- --------- -----------
                                       $838,481  $916,470  $1,061,106
                                   ============= ========= ===========





                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                             (unaudited)

                                                    Six Months Ended
                                                   September  August
                                                       1,       26,
                                                     2007      2006
                                                   --------- ---------

Cash flow from operating activities:
 Net loss                                          $(99,787) $(96,231)
 Adjustments to reconcile to net cash used in
  operating activities:
      Depreciation and amortization                  27,172    32,519
      (Gain) loss on disposal of fixed assets        (1,404)      200
      Loss on impairment of fixed assets and long-
       lived assets                                   4,164     5,063
      Stock-based compensation expense                3,182     3,270
      Deferred compensation                           1,891     4,727
      Lease termination expense                       4,820     2,005
      Deferred income taxes                               -    24,613
      Other                                             281    (2,154)
 Changes in cash from:
     Sale of receivables in exchange for beneficial
      interest in securitized receivables                 -   (14,900)
     Inventories                                    (14,405)  (34,297)
     Other accounts receivable, prepaid expenses
      and other current assets                       (6,066)  (15,701)
     Income tax receivable                           24,474   (25,237)
     Accounts payable and accrued expenses            2,488    20,168
     Accrued income taxes payable                       434    (2,794)
     Other noncurrent assets                            305       469
     Other noncurrent liabilities                      (586)     (938)
                                                   --------- ---------
           Net cash used in operating activities    (53,037)  (99,218)
                                                   --------- ---------

Cash flow from investing activities:
 Capital expenditures                                (2,665)  (18,711)
 Proceeds from disposition of properties              3,505        58
 Proceeds from sale of discontinued operations            -    11,601
 Proceeds from sale of restricted investments         6,373       217
 Purchase of restricted investments                    (589)   (2,000)
 Collections of principal on beneficial interest in
  securitized receivables                                 -    19,972
                                                   --------- ---------
           Net cash provided by investing
            activities                                6,624    11,137
                                                   --------- ---------

Cash flow from financing activities:
 Cash dividends                                           -   (17,475)
 Proceeds from stock options exercised, stock
  purchase plan and other, net                        2,105     2,877
 Debt issuance costs                                   (998)     (283)
                                                   --------- ---------
           Net cash provided by (used in) financing
            activities                                1,107   (14,881)
                                                   --------- ---------

Change in cash and cash equivalents                 (45,306) (102,962)
Cash and cash equivalents at beginning of period
 (including cash held for sale of $0 and $7,100,
 respectively)                                      167,178   253,215

Cash and cash equivalents at end of period         $121,872  $150,253
                                                   ========= =========



    CONTACT: Pier 1 Imports, Inc., Fort Worth
             Cary Turner, 817-252-8400